UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

November 9, 2022

Date of Report (Date of earliest event reported)

CARDIO DIAGNOSTICS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41097	87-0925574
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

400 North Aberdeen Street, Suite 900, Chicago, IL	60642
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (631) 796-5412

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001	CDIO	The Nasdaq Stock Market LLC
Redeemable warrants, each warrant exercisable for one-half of one share of common stock	CDIOW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01.	Changes in Registrant’s Certifying Accountant.

(a) Dismissal of independent registered public accounting firm.

On November 9, 2022, the Company’s Board of Directors dismissed MaloneBailey, LLP (“MaloneBailey”), the Company’s independent registered public accounting firm prior to the Business Combination, as the Company’s independent registered public accounting firm. MaloneBailey’s report of independent registered public accounting firm dated March 31, 2022 on the Company’s balance sheet as of December 31, 2021, the related statements of operations, changes in stockholders’ equity and cash flows for the period from May 19, 2021 (inception) through December 31, 2021 and the related notes to the financial statements did not contain any adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainties, audit scope or accounting principles.

During the period from May 19, 2021 (inception) through December 31, 2021 and the subsequent interim period through September 30, 2022, there were no “disagreements” (as such term is defined in Item 304(a)(1)(iv) of Regulation S-K) with MaloneBailey on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of MaloneBailey, would have caused MaloneBailey to make reference thereto in its reports on the Company’s financial statements for such periods. During the period from May 19, 2021 (inception) through December 31, 2021 and the subsequent interim period through September 30, 2022, there have been no “reportable events” (as such term is defined in Item 304(a)(1)(v) of Regulation S-K).

The Company has provided MaloneBailey with a copy of the disclosures made by the registrant in this Item 4.01 in response to Item 304(a) of Regulation S-K under the Exchange Act of 1934, as amended (the “Exchange Act”) and requested that MaloneBailey furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements made by the registrant in this Item 4.01 in response to Item 304(a) of Regulation S-K under the Securities Exchange Act of 1934, as amended, and, if not, stating the respects in which it does not agree. The letter from MaloneBailey is attached hereto as Exhibit 16.1.

(b) Disclosures regarding the new independent auditor.

On November 9, 2022, the Company’s Board of Directors approved the engagement of Prager Metis CPA’s LLP (“Prager”) as the Company’s independent registered public accounting firm to audit the Company’s consolidated financial statements for the year ending December 31, 2022. Prager previously served as the independent registered public accounting firm of Legacy Cardio prior to the Business Combination. During the period from May 19, 2021 (inception) through November 9, 2022, neither the Company, nor anyone on its behalf, consulted with Prager with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company or oral advice was provided that Prager concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing, or financial reporting issue; or (ii) any matter that was the subject of a disagreement (as described in Item 304(a)(1)(iv) of Regulation S-K) or a “reportable event,” as described in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01.	Financial Statements and Exhibits

Exhibit	Description

16.1	Letter from MaloneBailey, LLP to the Securities and Exchange Commission, dated November 10, 2022
104	Cover Page Interactive Date File (embedded with the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 10, 2022	CARDIO DIAGNOSTICS HOLDINGS INC.

	By:	/s/ Elisa Luqman
Elisa Luqman Chief Financial Officer